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                                                                   EXHIBIT 10.55


             SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("Second Amendment") is entered into this 30th day of March, 2001, by and between TEXAS TIMBERJACK, INC. ("Borrower") and BANK OF AMERICA, N.A. ("Lender").

         WHEREAS, Borrower and Lender entered into an Amended and Restated Loan Agreement dated March 31, 2000 (the "Agreement"); and

         WHEREAS, Borrower and Lender entered into a First Amendment to Amended and Restated Loan Agreement dated September 1, 2000 (the "First Amendment"); and

         WHEREAS, Borrower and Lender now desire to further modify and amend the Agreement as hereinafter provided.

         NOW, THEREFORE, for and in consideration of the premises, Borrower and Lender hereby covenant and agree as follows:

 1. The "Line" (as defined in Section 2Ai of the Agreement) shall mean the line of credit loan evidenced by a Promissory Note of even date herewith, executed by Borrower, as Maker, payable to the order of Bank of America, N.A. in the maximum principal amount of $8,000,000.00, and any renewals, extensions or modifications thereof. The Line is subject to the Borrowing Base Agreement set forth in Exhibit "A" to the Agreement, provided (i) "Eligible Accounts Receivable" shall not include accounts arising from performance of warranty services, and
         (ii) "Eligible Sales Contract Receivables" shall not include any such account receivable which is 90 days or more past due. The Borrowing Base Certificate attached to the Agreement shall be amended to reflect the foregoing amendments to the said Borrowing Base Agreement.

 2. The "Loan" (as defined in Section 1F and Section 2A of the Agreement) shall mean, in addition to the loans described in Section 2A of the Agreement, the loans evidenced by two Promissory Notes of even date herewith, executed by Borrower and Southern Forest Products, LLC, as Maker, payable to the order of Bank of America, N.A. in the principal face amount of $3,500,000.00 and $589,000.00, respectively, and any renewals, extensions or modifications thereof.

 3. The "Note" (as defined in Section 2A of the Agreement) shall refer collectively to the Promissory Notes referenced above and Borrower's Promissory Note dated August 7, 1998, payable to the order of NationsBank of Texas, N.A. in the principal face amount of $4,000,000.00, and any renewals, extensions or modifications thereof.

 4. Borrower stipulates, acknowledges and agrees that Lender has not required Borrower to guarantee, co-make, secure or otherwise become obligated directly or indirectly) for

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         the indebtedness of any third party to Lender as a condition to, or as consideration or, the making of the Loan or the extension of any credit to Borrower.

 5. All collateral and security of any kind mortgaged, pledged or otherwise hypothecated by Borrower to secure any indebtedness of Borrower to Lender shall also secure the payment of the Loan and all indebtedness (whether now existing or hereafter incurred) of Southern Forest Products, LLC owing to Lender or to any affiliate or subsidiary of Bank of America Corporation.

 6. Borrower represents and warrants to Lender that each of the representations and warranties set forth in Section 3 of the Agreement are true and correct as of the date hereof, as if made on the effective date of this Second Amendment, except for representations which are specifically limited to a specified date or time period prior to the date of this Second Amendment.

 7. Borrower represents and warrants to Lender that no default (as defined in Section 6 of the Agreement) exists under the terms of the Agreement, as amended hereby.

 8. Borrower and Lender hereby ratify, adopt and reaffirm (i) each of the terms and provisions of the Agreement subject only to the modifications contained herein, and (ii) each of the Loan Documents (as defined in the Agreement).

 9. This Second Amendment is effective as of the month, day and year first above stated. With regard to periods of time prior to the said effective date, except as herein specifically provided, the Agreement and the First Amendment (as originally written, without the amendments set forth herein) shall be applicable.

10. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED NOTES OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BORROWER'S DOMICILE AT THE TIME OF EXECUTION OF THIS

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         AGREEMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR.
         IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND
         FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

         (B) RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO
         (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR
         (ii) BE A WAIVER BY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. ss. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF LENDER (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

11. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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         IN WITNESS WHEREOF, the parties have caused this Second Amendment to
Amended and Restated Loan Agreement to be duly executed as of the month, day and year first stated above.

BORROWER:                                   LENDER:

TEXAS TIMBERJACK, INC.                      BANK OF AMERICA, N.A.

By:___________________________              By:_______________________________
      Name:_____________________                   Name:______________________
      Title:______________________                 Title:_____________________


                    JOINDER OF SOUTHERN FOREST PRODUCTS, LLC

The undersigned hereby approves, and consents to, the foregoing Second
Amendment.

SOUTHERN FOREST PRODUCTS, LLC

By:________________________________
      Name:__________________________
      Title:___________________________